EXHIBIT 10.1

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

This AMENDMENT NO. 2 to CREDIT AGREEMENT (this “Amendment”), dated as of October 13, 2011, is entered into by and among AAR CORP. (the “Company”), the financial institutions party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).  Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

WITNESSETH

WHEREAS, the Company, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of April 12, 2011 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company wishes to amend the Credit Agreement in certain respects and the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Administrative Agent and the Required Lenders hereby agree as follows:

Amendment to Credit Agreement.  Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

Section 1.01 of the Credit Agreement is hereby amended to add four new definitions as follows to be inserted in alphabetical order:

““Debt Securities” means securities evidencing the indebtedness of the Borrower or a Subsidiary issued in the public capital markets.

“Integration Expenses” means anticipated capitalized expenses related to the integration of an Acquisition permitted pursuant to this Agreement up to a maximum amount of 5% of the purchase price of an Acquisition expected to be incurred within the first six months following the consummation of such Acquisition as described in a schedule provided by the Borrower describing such expenses, with such schedule subject to approval by the Administrative Agent.

“Net Debt Securities Proceeds” means, with respect to any issuance of Debt Securities, the aggregate cash proceeds received by the Borrower pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriters’ commissions).

 “Overage Amounts” means the amount of Net Debt Securities Proceeds received by the Borrower or a Subsidiary to the extent such amount is not used to refinance convertible bonds previously issued by the Borrower and/or to finance an Acquisition permitted pursuant to this Agreement or consented to by the Required Lenders (including Integration Expenses.)”

Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Arranger” appearing therein in its entirety as follows:

““Arranger” or “Arrangers” means, individually or collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBS Citizens NA, in their capacities as joint lead arrangers and joint bookrunners.”

Section 1.01 of the Credit Agreement is hereby amended to insert in the definition of “Net Cash Proceeds” immediately after the phrase “Equity Interests” the following:  “or Debt Securities”.

Section 1.06 of the Credit Agreement is hereby amended to insert the following immediately at the end thereof:

“and provided further that the amount of any Letter of Credit and of any L/C Obligations with respect to any Letter of Credit issued in a currency other than Dollars is such amount calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Administrative Agent for such currency on the London market at 11:00 a.m. London time on or as of the most recent date of computation of such amount by the Administrative Agent.”

Section 2.06 of the Credit Agreement is hereby amended to add a new subsection (e) at the end thereof as follows:

“(e)  Upon the issuance of any Debt Securities by the Borrower or any Subsidiary, all Net Debt Securities Proceeds received by the Borrower or such Subsidiary shall be applied to reduce the Outstanding Amount of the Loans and to permanently reduce the Aggregate Commitments to an amount not less than $500,000,000, provided, however, that no such mandatory prepayment shall be required with respect to Net Debt Securities Proceeds to the extent such Net Debt Securities Proceeds are used to refinance convertible bonds previously issued by the Borrower and/or to finance an Acquisition permitted pursuant to this Agreement or consented to by the Required Lenders (including Integration Expenses) which is consummated contemporaneously with or within thirty (30) days after the issuance of such Debt Securities.  Any Overage Amounts shall be applied within thirty (30) days after their receipt by the Borrower or one of its Subsidiaries to repay the Outstanding Amount of the Loans and reduce the Aggregate Commitments as described above, provided the aggregate amount of such Overage Amounts received subsequent to October 13, 2011 equals or exceeds $15,000,000.”

Section 2.16 of the Credit Agreement is hereby amended to delete the reference to “$50,000,000” now contained therein and to substitute therefor a reference to “$100,000,000”.

Section 7.13(b) of the Credit Agreement is hereby amended to delete the language now contained therein and substitute therefor the following language:

“Minimum Net Worth.  Not permit Net Worth at any time to be less than the sum of (i) $850,000,000 plus (ii) 50% of Consolidated Net Income earned in each Fiscal Quarter (if positive) beginning with the quarter ending August 31, 2011 plus (iii) 50% of Net Cash Proceeds resulting subsequent to the Closing Date from the issuance of any Equity Interests or the conversion of any instrument evidencing Debt into an Equity Interest”.

Section 9.08 and Section 10.16 of the Credit Agreement are hereby amended as applicable to reflect the addition of two more lead arrangers and bookrunners as “Arrangers”.

Schedule 2.01 of the Credit Agreement is hereby amended by deleting the schedule now contained therein and substituting therefor the schedule attached to this Amendment.

Condition of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, subject to the satisfaction of the conditions precedent that the Administrative Agent shall have received each of the following:

counterparts of this Amendment executed by the Company and those Lenders that are required to be signatories hereto; and

such other documents as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

The Credit Agreement, as amended by this Amendment constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

Upon the effectiveness of this Amendment, the Company hereby (i) represents that no Event of Default or Unmatured Event of Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any related document, instrument or agreement.  The Administrative Agent and the Lenders expressly reserve all of their rights and remedies, including the right to institute enforcement actions in consequence of any existing Events of Default or Unmatured Events of Default not

waived hereunder or otherwise at any time without further notice, under the Credit Agreement, all other documents, instruments and agreements executed in connection therewith, and applicable law.

Effect on the Credit Agreement.

Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Costs and Expenses.  The Company agrees to pay on demand all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees, costs and expenses charged to the Administrative Agent) incurred by the Administrative Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflicts of law provisions of the State of Illinois.

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile copy of a signature hereto shall have the same effect as the original thereof.

No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment.  In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

AAR CORP.,
as Borrower

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, a L/C Issuer and Swing Line Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender and a L/C Issuer

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

RBS CITIZENS, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

THE PRIVATEBANK AND TRUST
COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

ASSOCIATED BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to

AAR Corp. Credit Agreement

Schedule 2.01 — Commitments and Applicable Percentages

Lender	Commitment Amount	Applicable Percentage

Bank of America, N.A.	$130,000,000.00	22.4137931%

Wells Fargo Bank, N.A.	$130,000,000.00	22.4137931%

RBS Citizens, N.A.	$100,000,000.00	17.2413793%

U.S. Bank National Association	$70,000,000.00	12.0689655%

PNC Bank, National Association	$40,000,000.00	6.8965517%

The PrivateBank and Trust Company	$40,000,000.00	6.8965517%

Morgan Stanley Bank, N.A.	$40,000,000.00	6.8965517%

Associated Bank, N.A.	$30,000,000.00	5.1724138%

TOTALS	$580,000,000.00	100.000000000%